UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders

ANNUAL REPORT 2013

SunAmerica Series, Inc.

■  Focused Asset Allocation Strategies

■  Focused Dividend Strategy Portfolio

■  SunAmerica Strategic Value Portfolio

October 31, 2013  ANNUAL REPORT

SunAmerica Series, Inc.

SunAmerica Focused Asset Allocation Strategies
Focused Multi-Asset Strategy Portfolio (FASAX)
Focused Balanced Strategy Portfolio (FBAAX)
SunAmerica Focused Portfolios
Focused Dividend Strategy Portfolio (FDSAX)
SunAmerica Strategic Value Portfolio (SFVAX)

Table of Contents

A Message from the President	1
Expense Example	3
Statements of Assets and Liabilities	5
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Portfolio of Investments	14
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	45
Approval of The Investment Advisory and Management Agreement	46
Results of Special Shareholder Meetings	54
Director and Officer Information	55
Shareholder Tax Information	58
Comparisons: Portfolios vs. The Indices	59

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Series, Inc. (the "SunAmerica Series"), including the Focused Asset Allocation Strategies, Focused Dividend Strategy Portfolio and SunAmerica Strategic Value Portfolio (the "Portfolios") for the 12-month period ended October 31, 2013.

Overall, global equities advanced robustly during the annual period, while global bonds, particularly government bonds, struggled amidst heightened uncertainty and market volatility.

As the annual period began in November 2012, investor risk aversion was high, driven by concern about a recessionary economy in Europe and political uncertainty in the U.S. However, following the U.S. elections and through the end of 2012, non-government bond fixed income sectors rallied on reduced U.S. political uncertainty, signs of growth in the U.S. housing market, a smooth transition of power in China, and a positive-trending global Purchasing Managers Index.* U.S. equities made only modest gains as the threat of the fiscal cliff of automatic tax increases and spending cuts loomed.

Early in 2013, U.S. and international equities rallied and non-government bond fixed income sectors performed well, with investors' risk appetite supported by a last-minute deal to avert the fiscal cliff. However, Congressional gridlock triggered automatic federal spending cuts, known as sequestration, in March 2013. Despite fiscal tightening, U.S. economic data remained positive and helped sustain the rally in non-government bond fixed income sectors well into the first calendar quarter. The Federal Reserve (the "Fed") reiterated its commitment to accommodative monetary policy but interest rates rose on the outlook for economic growth and concerns the Fed might begin policy tightening sooner than previously expected. Toward the end of the first calendar quarter, non-government bond fixed income sector performance moderated and U.S. Treasuries rallied, as tensions resurfaced in Europe on worries about Italy's elections and Cyprus' bailout by European finance ministers. Meanwhile, the U.S. equity market recorded new highs.

The U.S. economy showed further signs of recovery during the second quarter of 2013, with both employment and housing market data strong. Equities rallied and non-government bond fixed income sectors advanced, as investors sought higher yields in the artificially low interest rate environment. Japanese equities overall performed particularly well on the hope that the aggressive stimulus plans of its new Prime Minister Shinzo Abe's government would promote economic growth and inflation. In mid-May 2013, the global equity rally was interrupted when strong U.S. economic data prompted the Fed to signal a possible tapering of its quantitative easing asset purchases. The prospect of such tapering also produced greater volatility across the fixed income market, pushing interest rates up and causing spreads, or yield differentials between U.S. Treasuries and non-government bond fixed income sectors, to widen. U.S. and international equity markets reacted negatively again in June 2013 on news that the Fed's slowing of asset purchases could begin later in 2013, with the program ending by the middle of 2014 if the economy grows as expected.

During the third quarter of 2013, volatility drove interest rates higher on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke in 2014, and on the risk of a military intervention in Syria. Though the equity markets rebounded in July 2013, in part on better economic news from Europe, stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the nation's debt ceiling. In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening. Interest rates rose and U.S. Treasury prices declined. Both U.S. and international equities and non-government bond fixed income sectors posted gains. U.S. lawmakers did not reach agreement on a bill to keep the government funded after September 30, 2013, leading to the first federal government shutdown in 17 years.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

During October 2013, equities and non-government bond fixed income sectors posted positive performance on signs that U.S. monetary conditions would remain accommodative. For example, the U.S. added fewer jobs than expected in September, and Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Mr. Bernanke as Fed Chair beginning in 2014. The federal government avoided a default as U.S. lawmakers reached a last-minute agreement to raise the U.S. debt ceiling. Internationally, equity markets were supported by anticipation that global monetary conditions would likely remain accommodative. The European Central Bank held interest rates at 0.5% due to a "weak, fragile and uneven" recovery in Europe. The Bank of Japan confirmed that it would keep injecting liquidity into the system in an effort to meet its inflation goals.

Whether you invest in any of our Portfolios separately or you invest in a mix of SunAmerica funds through our Focused Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisers to help optimize their asset allocations amidst whatever market conditions may arise.

Maintaining a long-term perspective is a basic tenet of investing for both managers and investors. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals. This strategy may have the result of mitigating the impact of market corrections by allowing investors an opportunity to successfully participate in the upside of market rallies.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Series Portfolios for the 12-month period ended October 31, 2013. You will also find a comprehensive review of the Portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Series Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

*The Purchasing Managers Index, or PMI, is an indicator of the economic health of the manufacturing sector and is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management Corp.

EXPENSE EXAMPLE — October 31, 2013 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2013 and held until October 31, 2013.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended October 31, 2013" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2013" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2013" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W the "Expenses Paid During the Period Ended October 31, 2013" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2013" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2013," column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2013 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2013	Ending Account Value Using Actual Return at October 31, 2013	Expenses Paid During the Period Ended October 31, 2013*	Beginning Account Value at May 1, 2013	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2013	Expenses Paid During the Period Ended October 31, 2013*	Expense Ratio as of October 31, 2013*
Focused Multi-Asset Strategy †
Class A	$1,000.00	$1,084.99	$1.10	$1,000.00	$1,024.15	$1.07	0.21%
Class B	$1,000.00	$1,080.37	$4.67	$1,000.00	$1,020.72	$4.53	0.89%
Class C	$1,000.00	$1,081.08	$4.41	$1,000.00	$1,020.97	$4.28	0.84%
Class I#	$1,000.00	$1,084.28	$1.31	$1,000.00	$1,023.95	$1.28	0.25%
Focused Balanced Strategy †
Class A	$1,000.00	$1,076.79	$1.15	$1,000.00	$1,024.10	$1.12	0.22%
Class B#	$1,000.00	$1,073.11	$4.70	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,073.68	$4.50	$1,000.00	$1,020.87	$4.38	0.86%
Class I #	$1,000.00	$1,076.48	$1.31	$1,000.00	$1,023.95	$1.28	0.25%
Focused Dividend Strategy
Class A	$1,000.00	$1,158.40	$5.33	$1,000.00	$1,020.27	$4.99	0.98%
Class B	$1,000.00	$1,154.05	$8.90	$1,000.00	$1,016.94	$8.34	1.64%
Class C	$1,000.00	$1,155.10	$8.85	$1,000.00	$1,016.99	$8.29	1.63%
Class W#‡	$1,000.00	$1,128.77	$3.92	$1,000.00	$1,021.22	$4.02	0.79%
SunAmerica Strategic Value
Class A	$1,000.00	$1,124.32	$7.82	$1,000.00	$1,017.85	$7.43	1.46%
Class B#	$1,000.00	$1,119.64	$12.13	$1,000.00	$1,013.76	$11.52	2.27%
Class C	$1,000.00	$1,120.17	$11.33	$1,000.00	$1,014.52	$10.76	2.12%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days except for the Focused Dividend Strategy Class W "Actual Return" information which was multiplied by 170 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectus, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2013" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2013" and the "Expense Ratios" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

‡  Effective May 15, 2013, the Focused Dividend Strategy Class W commenced operations.

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2013

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
ASSETS:
Investments at value (unaffiliated)*	$106,273,667	$36,611,344	$6,780,341,611	$227,864,497
Investments at value (affiliated)*	249,492,568	147,587,036	359,377,005	—
Repurchase agreements (cost approximates value)	—	—	2,101,000	7,506,000
Total investments	355,766,235	184,198,380	7,141,819,616	235,370,497
Cash	—	—	—	9,161
Receivable for: Fund shares sold	27,390	96,121	62,259,507	61,277
Dividends and interest	—	—	6,555,197	331,688
Investments sold	—	—	6,543,505	—
Prepaid expenses and other assets	1,787	1,789	9,460	2,315
Due from investment adviser for expense reimbursements/fee waivers	51	—	—	—
Total assets	355,795,463	184,296,290	7,217,187,285	235,774,938
LIABILITIES:
Payable for: Fund shares redeemed	478,566	46,160	10,019,931	270,839
Investment advisory and management fees	29,943	15,316	1,987,561	143,664
Distribution and service maintenance fees	95,969	48,667	2,956,473	105,550
Transfer agent fees and expenses	16,408	5,738	1,261,831	44,831
Directors' fees and expenses	4,252	1,475	4,238	3,388
Other accrued expenses	85,794	67,839	567,449	60,454
Due to investment adviser from expense recoupment	—	963	—	—
Due to custodian	—	—	122,339,515	—
Total liabilities	710,932	186,158	139,136,998	628,726
Net Assets	$355,084,531	$184,110,132	$7,078,050,287	$235,146,212
*Cost
Investments (unaffiliated)	$103,179,242	$35,851,671	$5,726,593,926	$194,905,429
Investments (affiliated)	$238,127,571	$134,779,447	$185,270,791	$—

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2013 — (continued)

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,327	$1,238	$40,617	$1,056
Paid-in capital	591,771,042	231,725,728	5,600,767,442	354,836,455
	591,773,369	231,726,966	5,600,808,059	354,837,511
Accumulated undistributed net investment income (loss)	1,137,520	544,345	10,507,282	1,073,135
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(252,285,780)	(61,728,441)	238,881,047	(153,723,502)
Unrealized appreciation (depreciation) on investments	14,459,422	13,567,262	1,227,853,899	32,959,068
Net Assets	$355,084,531	$184,110,132	$7,078,050,287	$235,146,212
Class A:
Net assets	$180,230,733	$93,392,145	$3,894,977,737	$164,273,199
Shares outstanding	11,767,183	6,262,803	223,131,065	7,209,562
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.32	$14.91	$17.46	$22.79
Maximum sales charge (5.75% of offering price)	0.93	0.91	1.07	1.39
Maximum offering price to public	$16.25	$15.82	$18.53	$24.18
Class B:
Net assets	$41,127,195	$20,979,712	$237,272,419	$10,606,272
Shares outstanding	2,707,405	1,417,825	13,665,047	501,412
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.19	$14.80	$17.36	$21.15
Class C:
Net assets	$133,267,381	$68,940,007	$1,922,795,903	$60,266,741
Shares outstanding	8,766,250	4,643,018	110,775,453	2,847,645
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.20	$14.85	$17.36	$21.16
Class I:
Net assets	$459,222	$798,268	$—	$—
Shares outstanding	29,996	53,446	—	—
Net asset value, offering and redemption price per share	$15.31	$14.94	$—	$—
Class W:
Net assets	$—	$—	$1,023,004,228	$—
Shares outstanding	—	—	58,602,168	—
Net asset value, offering and redemption price per share	$—	$—	$17.46	$—

See Notes to Financial Statements

STATEMENTS OF OPERATIONS — For the year ended October 31, 2013

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$191,933	$47,824	$163,220,032	$4,797,760
Dividends (affiliated)	3,849,528	2,457,816	5,535,109	—
Interest (unaffiliated)	—	—	19,951	102
Total investment income*	4,041,461	2,505,640	168,775,092	4,797,862
Expenses:
Investment advisory and management fees	360,896	175,700	15,517,772	1,371,333
Distribution and service maintenance fees:
Class A	—	—	9,903,014	449,815
Class B	298,831	135,497	1,678,655	82,798
Class C	903,618	426,462	12,065,943	460,461
Class W	—	—	344,635	—
Transfer agent fees and expenses:
Class A	68,593	29,571	6,384,981	317,911
Class B	20,768	9,161	379,158	23,965
Class C	31,799	13,299	2,711,637	111,974
Class I	913	143	—	—
Class W	—	—	508,353	—
Registration fees:
Class A	21,456	17,017	355,525	19,183
Class B	15,390	12,550	27,036	12,030
Class C	19,745	15,784	123,025	13,872
Class I	945	11,708	—	—
Class W	—	—	27,210	—
Custodian and accounting fees	20,145	20,122	804,725	58,393
Reports to shareholders	83,921	25,731	614,236	33,524
Audit and tax fees	35,017	35,017	46,679	43,263
Legal fees	17,940	14,935	97,565	12,998
Directors' fees and expenses	29,276	13,209	312,346	12,121
Interest expense	—	—	16,367	6,846
Other expenses	18,765	17,542	106,542	17,409
Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,948,018	973,448	52,025,404	3,047,896
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	(1,451)	(16,777)	(475)	2,076
Net expenses	1,946,567	956,671	52,024,929	3,049,972
Net investment income (loss)	2,094,894	1,548,969	116,750,163	1,747,890
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	303,067	37,655	241,627,063	31,927,767
Net realized gain (loss) on investments (affiliated)	25,464,863	15,770,516	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	7,504,587	4,063,185	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	(10)
Net realized gain (loss) on investments and foreign currencies	33,272,517	19,871,356	241,627,063	31,927,757
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	3,094,425	759,673	857,876,240	10,137,558
Change in unrealized appreciation (depreciation) on investments (affiliated)	21,009,816	4,741,248	174,106,214	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	2
Net unrealized gain (loss) on investments and foreign currencies	24,104,241	5,500,921	1,031,982,454	10,137,560
Net realized and unrealized gain (loss) on investments and foreign currencies	57,376,758	25,372,277	1,273,609,517	42,065,317
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,471,652	$26,921,246	$1,390,359,680	$43,813,207
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$5,142

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the Year ended October 31, 2013	For the year ended October 31, 2012	For the Year ended October 31, 2013	For the year ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,094,894	$3,758,714	$1,548,969	$1,598,889
Net realized gain (loss) on investments and foreign currencies	33,272,517	16,864,031	19,871,356	7,499,699
Net unrealized gain (loss) on investments and foreign currencies	24,104,241	(27,404,034)	5,500,921	(1,357,866)
Net increase (decrease) in net assets resulting from operations	59,471,652	(6,781,289)	26,921,246	7,740,722
Distributions to shareholders from:
Net investment income (Class A)	(1,969,876)	(3,959,730)	(1,093,120)	(1,967,145)
Net investment income (Class B)	(162,399)	(1,093,224)	(146,419)	(498,731)
Net investment income (Class C)	(604,613)	(2,624,707)	(457,968)	(1,229,384)
Net investment income (Class I)	(4,437)	(8,329)	(9,230)	(15,797)
Net investment income (Class W)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—
Total distributions to shareholders	(2,741,325)	(7,685,990)	(1,706,737)	(3,711,057)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	(84,971,564)	(100,733,571)	(17,958,525)	(27,681,224)
Total increase (decrease) in net assets	(28,241,237)	(115,200,850)	7,255,984	(23,651,559)
NET ASSETS:
Beginning of period	383,325,768	498,526,618	176,854,148	200,505,707
End of period†	$355,084,531	$383,325,768	$184,110,132	$176,854,148
†Includes accumulated undistributed net investment income (loss)	$1,137,520	$582,660	$544,345	$151,734

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Focused Dividend Strategy Portfolio		SunAmerica Strategic Value Portfolio
	For the Year ended October 31, 2013	For the year ended October 31, 2012	For the Year ended October 31, 2013	For the year ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$116,750,163	$47,559,874	$1,747,890	$1,497,937
Net realized gain (loss) on investments and foreign currencies	241,627,063	47,952,627	31,927,757	1,245,684
Net unrealized gain (loss) on investments and foreign currencies	1,031,982,454	141,748,692	10,137,560	17,604,421
Net increase (decrease) in net assets resulting from operations	1,390,359,680	237,261,193	43,813,207	20,348,042
Distributions to shareholders from:
Net investment income (Class A)	(73,386,594)	(34,806,814)	(1,536,635)	(202,834)
Net investment income (Class B)	(3,495,822)	(1,753,574)	(24,901)	—
Net investment income (Class C)	(25,158,819)	(10,094,011)	(285,758)	—
Net investment income (Class I)	—	—	—	—
Net investment income (Class W)	(7,598,463)	—	—	—
Net realized gain on securities (Class A)	(24,824,085)	—	—	—
Net realized gain on securities (Class B)	(1,520,401)	—	—	—
Net realized gain on securities (Class C)	(9,588,372)	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—
Total distributions to shareholders	(145,572,556)	(46,654,399)	(1,847,294)	(202,834)
Net increase (decrease) in net assets resulting from capital share transactions (Note 8)	3,086,885,708	1,526,846,758	31,025,809	(7,295,886)
Total increase (decrease) in net assets	4,331,672,832	1,717,453,552	72,991,722	12,849,322
NET ASSETS:
Beginning of period	2,746,377,455	1,028,923,903	162,154,490	149,305,168
End of period†	$7,078,050,287	$2,746,377,455	$235,146,212	$162,154,490
†Includes accumulated undistributed net investment income (loss)	$10,507,282	$3,396,817	$1,073,135	$1,290,095

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
Class A
10/31/09	$10.75	$0.23	$1.43	$1.66	$(0.32)	$—	$—	$(0.32)	$12.09	16.06%	$156,759	0.23%		2.15%		30%
10/31/10	12.09	0.16	1.06	1.22	(0.19)	—	—	(0.19)	13.12	10.20	149,761	0.20		1.25		26
10/31/11	13.12	0.23	0.41 (5)	0.64	(0.23)	—	—	(0.23)	13.53	4.89	209,239	0.20		1.52		43
10/31/12	13.53	0.16	(0.34)	(0.18)	(0.26)	—	—	(0.26)	13.09	(1.30)	178,458	0.21		1.17		46
10/31/13	13.09	0.13	2.25	2.38	(0.15)	—	—	(0.15)	15.32	18.37	180,231	0.21		0.90		51
Class B
10/31/09	$10.63	$0.16	$1.42	$1.58	$(0.23)	$—	$—	$(0.23)	$11.98	15.26%	$92,164	0.88%		1.52%		30%
10/31/10	11.98	0.08	1.04	1.12	(0.11)	—	—	(0.11)	12.99	9.45	84,177	0.85		0.62		26
10/31/11	12.99	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.40	4.22	88,261	0.85		0.96		43
10/31/12	13.40	0.09	(0.35)	(0.26)	(0.17)	—	—	(0.17)	12.97	(1.90)	52,914	0.86		0.64		46
10/31/13	12.97	0.04	2.22	2.26	(0.04)	—	—	(0.04)	15.19	17.49	41,127	0.89		0.26		51
Class C
10/31/09	$10.63	$0.17	$1.42	$1.59	$(0.22)	$—	$—	$(0.22)	$12.00	15.39%	$194,402	0.87%		1.56%		30%
10/31/10	12.00	0.08	1.04	1.12	(0.11)	—	—	(0.11)	13.01	9.43	170,291	0.84		0.64		26
10/31/11	13.01	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.42	4.22	200,496	0.84		0.94		43
10/31/12	13.42	0.08	(0.34)	(0.26)	(0.18)	—	—	(0.18)	12.98	(1.91)	151,553	0.84		0.58		46
10/31/13	12.98	0.04	2.23	2.27	(0.05)	—	—	(0.05)	15.20	17.59	133,267	0.84		0.28		51
Class I
08/15/11-10/31/11(6)	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%
10/31/12	13.53	0.14	(0.32)	(0.18)	(0.26)	—	—	(0.26)	13.09	(1.31)	401	0.25	(4)	1.09	(4)	46
10/31/13	13.09	0.12	2.24	2.36	(0.14)	—	—	(0.14)	15.31	18.24	459	0.25	(4)	0.84	(4)	51

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11(7)	10/31/12	10/31/13
Focused Multi-Asset Strategy I	2.20%	0.06%	0.33%

(5)  Includes the effect of a merger.

(6)  Inception date of class.

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
Class A
10/31/09	$10.24	$0.17	$1.10		$1.27	$(0.19)	$—	$—	$(0.19)	$11.32	12.66%	$83,178	0.25%		1.71%		46%
10/31/10	11.32	0.11	1.05		1.16	(0.14)	—	—	(0.14)	12.34	10.29	78,519	0.22		0.97		13
10/31/11	12.34	0.18	0.39	(5)	0.57	(0.26)	—	—	(0.26)	12.65	4.69	91,505	0.22		1.46		41
10/31/12	12.65	0.15	0.40		0.55	(0.28)	—	—	(0.28)	12.92	4.47	87,715	0.22		1.17		22
10/31/13	12.92	0.17	1.99		2.16	(0.17)	—	—	(0.17)	14.91	16.86	93,392	0.22		1.20		70
Class B
10/31/09	$10.22	$0.12	$1.07		$1.19	$(0.13)	$—	$—	$(0.13)	$11.28	11.89%	$46,610	0.90%		1.12%		46%
10/31/10	11.28	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.27	9.58	40,267	0.88		0.32		13
10/31/11	12.27	0.12	0.37	(5)	0.49	(0.18)	—	—	(0.18)	12.58	4.00	31,679	0.89		0.94		41
10/31/12	12.58	0.07	0.39		0.46	(0.21)	—	—	(0.21)	12.83	3.74	21,819	0.89		0.57		22
10/31/13	12.83	0.07	1.99		2.06	(0.09)	—	—	(0.09)	14.80	16.16	20,980	0.90	(4)	0.53	(4)	70
Class C
10/31/09	$10.25	$0.12	$1.07		$1.19	$(0.13)	$—	$—	$(0.13)	$11.31	11.87%	$89,888	0.87%		1.13%		46%
10/31/10	11.31	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.30	9.56	79,526	0.86		0.35		13
10/31/11	12.30	0.11	0.39	(5)	0.50	(0.18)	—	—	(0.18)	12.62	4.10	76,544	0.86		0.88		41
10/31/12	12.62	0.07	0.40		0.47	(0.21)	—	—	(0.21)	12.88	3.82	66,580	0.86		0.54		22
10/31/13	12.88	0.08	1.98		2.06	(0.09)	—	—	(0.09)	14.85	16.10	68,940	0.87		0.56		70
Class I
10/31/09	$10.24	$0.22	$1.05		$1.27	$(0.20)	$—	$—	$(0.20)	$11.31	12.66%	$901	0.15	%(4)	2.11	%(4)	46%
10/31/10	11.31	0.11	1.05		1.16	(0.11)	—	—	(0.11)	12.36	10.36	891	0.18	(4)	0.96	(4)	13
10/31/11	12.36	0.19	0.38	(5)	0.57	(0.26)	—	—	(0.26)	12.67	4.65	778	0.25	(4)	1.48	(4)	41
10/31/12	12.67	0.14	0.40		0.54	(0.27)	—	—	(0.27)	12.94	4.43	740	0.25	(4)	1.11	(4)	22
10/31/13	12.94	0.16	2.01		2.17	(0.17)	—	—	(0.17)	14.94	16.89	798	0.25	(4)	1.18	(4)	70

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13
Focused Balanced Strategy B	—%	—%	—%	—%	0.03%
Focused Balanced Strategy I	0.94	1.46	1.03	1.32	1.51

(5)  Includes the effect of a merger.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/09	$7.64	$0.31	$1.50	$1.81	$(0.30)	$—	$—	$(0.30)	$9.15	24.63%	$69,740	0.95	%(3)	4.13	%(3)	84%
10/31/10	9.15	0.31	1.76	2.07	(0.31)	—	—	(0.31)	10.91	22.87	264,368	0.95	(3)	3.22	(3)	28
10/31/11	10.91	0.31	0.63	0.94	(0.30)	—	—	(0.30)	11.55	8.67	726,140	1.00	(3)	2.88	(3)	29
10/31/12	11.55	0.34	1.63	1.97	(0.34)	—	—	(0.34)	13.18	17.27	1,916,051	0.98		2.76		20
10/31/13	13.18	0.43	4.44	4.87	(0.42)	—	(0.17)	(0.59)	17.46	38.00	3,894,978	0.98		2.88		42
Class B
10/31/09	$7.61	$0.26	$1.49	$1.75	$(0.25)	$—	$—	$(0.25)	$9.11	23.80%	$15,657	1.60	%(3)	3.53	%(3)	84%
10/31/10	9.11	0.26	1.73	1.99	(0.23)	—	—	(0.23)	10.87	22.11	26,434	1.60	(3)	2.64	(3)	28
10/31/11	10.87	0.24	0.62	0.86	(0.22)	—	—	(0.22)	11.51	8.01	53,211	1.66	(3)	2.21	(3)	29
10/31/12	11.51	0.26	1.61	1.87	(0.26)	—	—	(0.26)	13.12	16.44	114,794	1.64		2.12		20
10/31/13	13.12	0.33	4.41	4.74	(0.33)	—	(0.17)	(0.50)	17.36	37.05	237,272	1.64		2.23		42
Class C
10/31/09	$7.61	$0.26	$1.50	$1.76	$(0.25)	$—	$—	$(0.25)	$9.12	23.93%	$44,183	1.60	%(3)	3.50	%(3)	84%
10/31/10	9.12	0.25	1.74	1.99	(0.23)	—	—	(0.23)	10.88	22.09	113,340	1.60	(3)	2.60	(3)	28
10/31/11	10.88	0.24	0.62	0.86	(0.23)	—	—	(0.23)	11.51	7.93	249,573	1.65	(3)	2.22	(3)	29
10/31/12	11.51	0.26	1.63	1.89	(0.27)	—	—	(0.27)	13.13	16.58	715,533	1.63		2.10		20
10/31/13	13.13	0.32	4.41	4.73	(0.33)	—	(0.17)	(0.50)	17.36	37.00	1,922,796	1.63		2.16		42
Class W
05/15/13(4)-10/31/13	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(5)	2.42	%(3)(5)	42%

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/09	10/31/10	10/31/11	10/31/13
Focused Dividend Strategy A	0.16%	0.10%	0.01%	—%
Focused Dividend Strategy B	0.24	0.16	0.02	—
Focused Dividend Strategy C	0.17	0.10	0.01	—
Focused Dividend Strategy W	—	—	—	0.00	(5)

(4)  Inception date of class.

(5)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/09	$11.48	$(0.01)	$2.09		$2.08	$(0.06)	$(0.02)	$—	$(0.08)	$13.48	18.46%	$130,860	1.70	%(3)(4)	(0.10	)%(3)(4)	61%
10/31/10	13.48	(0.06)	2.01		1.95	—	—	—	—	15.43	14.47	125,744	1.72	(3)	(0.38	)(3)	22
10/31/11	15.43	0.05	0.29		0.34	—	—	—	—	15.77	2.20	94,187	1.64	(3)	0.28	(3)	106
10/31/12	15.77	0.20	1.94		2.14	(0.03)	—	—	(0.03)	17.88	13.64	114,965	1.49		1.19		55
10/31/13	17.88	0.23	4.92	(5)	5.15	(0.24)	—	—	(0.24)	22.79	29.21	164,273	1.46		1.16		76
Class B
10/31/09	$10.84	$(0.08)	$1.99		$1.91	$—	$—	$—	$—	$12.75	17.62%	$33,792	2.35	%(3)(4)	(0.74	)%(3)(4)	61%
10/31/10	12.75	(0.15)	1.90		1.75	—	—	—	—	14.50	13.73	17,706	2.37	(3)	(1.06	)(3)	22
10/31/11	14.50	(0.08)	0.29		0.21	—	—	—	—	14.71	1.45	10,711	2.37	(3)	(0.49	)(3)	106
10/31/12	14.71	0.05	1.81		1.86	—	—	—	—	16.57	12.64	7,308	2.37	(3)	0.33	(3)	55
10/31/13	16.57	0.06	4.58	(5)	4.64	(0.06)	—	—	(0.06)	21.15	28.09	10,606	2.31	(3)	0.30	(3)	76
Class C
10/31/09	$10.83	$(0.08)	$1.99		$1.91	$—	$—	$—	$—	$12.74	17.64%	$72,915	2.35	%(3)(4)	(0.75	)%(3)(4)	61%
10/31/10	12.74	(0.14)	1.90		1.76	—	—	—	—	14.50	13.81	62,410	2.37	(3)	(1.03	)(3)	22
10/31/11	14.50	(0.07)	0.29		0.22	—	—	—	—	14.72	1.52	44,407	2.33	(3)	(0.43	)(3)	106
10/31/12	14.72	0.09	1.80		1.89	—	—	—	—	16.61	12.84	39,882	2.15		0.54		55
10/31/13	16.61	0.09	4.58	(5)	4.67	(0.12)	—	—	(0.12)	21.16	28.33	60,267	2.12		0.49		76

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13
SunAmerica Strategic Value A	0.09%	0.01%	(0.06)%	—%	—%
SunAmerica Strategic Value B	0.14	0.07	(0.04)	(0.12)	(0.03)
SunAmerica Strategic Value C	0.10	0.02	(0.09)	—	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

10/31/09
SunAmerica Strategic Value A	0.00%
SunAmerica Strategic Value B	0.00
SunAmerica Strategic Value C	0.00

(5)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2013 — (unaudited)

Industry Allocation*
Exchange-Traded Funds	29.9%
Domestic Equity Investment Companies	29.8
Foreign Equity Investment Companies	10.4
Alternative Strategies Investment Companies	10.1
Fixed Income Investment Companies	10.0
Global Strategies Investment Companies	10.0
100.2%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2013

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—70.3%
Alternative Strategies Investment Companies—10.1%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A† (cost $45,299,531)	4,542,968	$35,753,156
Domestic Equity Investment Companies—29.8%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	2,032,422	35,486,097
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	775,484	17,673,283
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	707,072	17,521,251
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	1,448,023	35,288,311
Total Domestic Equity Investment Companies (cost $85,315,082)		105,968,942
Fixed Income Investment Companies—10.0%
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	5,067,979	17,737,926
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,874,752	17,735,150
Total Fixed Income Investment Companies (cost $35,991,607)		35,473,076
Foreign Equity Investment Companies—10.4%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	1,629,106	18,979,090
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	2,193,887	17,924,056
Total Foreign Equity Investment Companies (cost $36,362,486)		36,903,146
Security Description	Shares	Value (Note 3)
Global Strategies Investment Companies—10.0%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A†	1,164,139	$17,718,197
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	1,135,993	17,676,051
Total Global Strategies Investment Companies (cost $35,158,865)		35,394,248
EXCHANGE-TRADED FUNDS—29.9%
iShares Russell 1000 Growth ETF	438,202	35,752,901
iShares Russell 2000 Growth ETF	275,419	35,242,615
iShares Russell 2000 Value ETF	372,998	35,278,151
Total Exchange-Traded Funds (cost $103,179,242)		106,273,667
TOTAL INVESTMENTS (cost $341,306,813)(1)	100.2%	355,766,235
Liabilities in excess of other assets	(0.2)	(681,704)
NET ASSETS	100.0%	$355,084,531

† Non-income producing security

# See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

ETF—Exchange-Traded Fund

Focused Multi-Asset Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2013 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$35,753,156	$—	$—	$35,753,156
Domestic Equity Investment Companies	105,968,942	—	—	105,968,942
Fixed Income Investment Companies	35,473,076	—	—	35,473,076
Foreign Equity Investment Companies	36,903,146	—	—	36,903,146
Global Strategies Investment Companies	35,394,248	—	—	35,394,248
Exchange-Traded Funds	106,273,667	—	—	106,273,667
Total	$355,766,235	$—	$—	$355,766,235

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2013 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	40.0%
Fixed Income Investment Companies	25.1
Exchange-Traded Funds	19.9
Foreign Equity Investment Companies	8.0
Global Strategies Investment Companies	5.5
Alternative Strategies Investment Companies	1.5
100.0%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2013

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—80.1%
Alternative Strategies Investment Companies—1.5%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A† (cost $3,482,065)	354,026	$2,786,185
Domestic Equity Investment Companies—40.0%
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,060,705	18,519,907
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	810,062	18,461,304
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	740,068	18,338,897
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	754,418	18,385,155
Total Domestic Equity Investment Companies (cost $58,977,502)		73,705,263
Fixed Income Investment Companies—25.1%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	856,506	9,250,265
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	5,283,749	18,493,122
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,954,971	18,494,022
Total Fixed Income Investment Companies (cost $47,894,687)		46,237,409
Foreign Equity Investment Companies—8.0%
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	941,834	10,972,365
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	457,429	3,737,193
Total Foreign Equity Investment Companies (cost $14,242,350)		14,709,558
Security Description	Shares	Value (Note 3)
Global Strategies Investment Companies—5.5%
SunAmerica Specialty Series SunAmerica Global Trends Fund Class A†	424,839	$6,466,054
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	236,669	3,682,567
Total Global Strategies Investment Companies (cost $10,182,843)		10,148,621
EXCHANGE-TRADED FUNDS—19.9%
iShares Russell 1000 Growth ETF	225,738	18,417,963
iShares Russell 2000 Growth ETF	71,056	9,092,326
iShares Russell 2000 Value ETF	96,226	9,101,055
Total Exchange-Traded Funds (cost $35,851,671)		36,611,344
TOTAL INVESTMENTS (cost $170,631,118)(1)	100.0%	184,198,380
Liabilities in excess of other assets	0.0	(88,248)
NET ASSETS	100.0%	$184,110,132

† Non-income producing security

# See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.safunds.com.

(1) See Note 7 for cost of investments on a tax basis.

ETF—Exchange-Traded Fund

Focused Balanced Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2013 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$2,786,185	$—	$—	$2,786,185
Domestic Equity Investment Companies	73,705,263	—	—	73,705,263
Fixed Income Investment Companies	46,237,409	—	—	46,237,409
Foreign Equity Investment Companies	14,709,558	—	—	14,709,558
Global Strategies Investment Companies	10,148,621	—	—	10,148,621
Exchange-Traded Funds	36,611,344	—	—	36,611,344
Total	$184,198,380	$—	$—	$184,198,380

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2013 — (unaudited)

Industry Allocation*
Medical-Drugs	14.3%
Aerospace/Defense	12.5
U.S. Government Treasuries	10.0
Tobacco	9.9
Commercial Services-Finance	6.5
Telephone-Integrated	6.2
Retail-Computer Equipment	5.1
Computers	4.9
Retail-Office Supplies	3.9
Chemicals-Diversified	3.8
Enterprise Software/Service	3.4
Food-Misc./Diversified	3.4
Exchange-Traded Funds	3.2
Electronic Components-Semiconductors	3.2
Retail-Restaurants	3.1
Oil Companies-Integrated	3.1
Publishing-Newspapers	2.8
Metal-Copper	1.5
Coatings/Paint	0.1
100.9%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013

Security Description	Shares	Value (Note 3)
COMMON STOCK—87.7%
Aerospace/Defense—12.5%
Lockheed Martin Corp.	2,138,020	$285,083,587
Northrop Grumman Corp.	2,932,422	315,264,689
Raytheon Co.	3,431,445	282,648,125
		882,996,401
Aerospace/Defense-Equipment—0.0%
Exelis, Inc.	169,236	2,790,702
Chemicals-Diversified—3.8%
E.I. du Pont de Nemours & Co.	4,438,697	271,648,256
Coatings/Paint—0.1%
Kronos Worldwide, Inc.	675,322	10,474,244
Commercial Services-Finance—6.5%
H&R Block, Inc.	6,851,218	194,848,640
Western Union Co.	15,576,827	265,117,595
		459,966,235
Computers—4.9%
Hewlett-Packard Co.	14,134,835	344,465,929
Electronic Components- Semiconductors—3.2%
Intel Corp.	9,248,465	225,940,000
Enterprise Software/Service—3.4%
CA, Inc.	7,613,814	241,814,733
Food-Misc./Diversified—3.4%
Kraft Foods Group, Inc.	4,406,180	239,608,068
Medical-Drugs—14.3%
Bristol-Myers Squibb Co.	5,968,809	313,481,849
Johnson & Johnson	2,753,368	254,989,410
Merck & Co., Inc.	4,367,155	196,915,019
Pfizer, Inc.	7,959,239	244,189,453
		1,009,575,731
Metal-Copper—1.5%
Southern Copper Corp.	3,842,320	107,392,844
Oil Companies-Integrated—3.1%
Chevron Corp.	1,817,396	218,014,824
Printing-Commercial—0.0%
R.R. Donnelley & Sons Co.	122,772	2,279,876
Publishing-Newspapers—2.8%
Gannett Co., Inc.	7,115,482	196,885,387
Retail-Computer Equipment – 5.1%
GameStop Corp., Class A(3)	6,555,582	359,377,005
Retail-Office Supplies—3.9%
Staples, Inc.	17,253,587	278,127,822
Retail-Restaurants—3.1%
McDonald's Corp.	2,270,138	219,113,720
Telephone-Integrated—6.2%
AT&T, Inc.	5,735,498	207,625,028
Verizon Communications, Inc.	4,511,890	227,895,564
		435,520,592
Security Description	Shares/ Principal Amount	Value (Note 3)
Tobacco—9.9%
Altria Group, Inc.	6,111,112	$227,516,700
Lorillard, Inc.	5,125,438	261,448,592
Reynolds American, Inc.	4,085,680	209,881,382
		698,846,674
Total Common Stock (cost $4,981,587,618)		6,204,839,043
EXCHANGE-TRADED FUNDS—3.2%
iShares Russell 1000 Value ETF (cost $225,287,136)	2,554,900	229,889,902
Total Long-Term Investment Securities (cost $5,206,874,754)		6,434,728,945
SHORT-TERM INVESTMENT SECURITIES—10.0%
U.S. Government Treasuries—10.0%
United States Treasury Bills 0.01% due 11/07/2013	$360,000,000	359,998,920
0.02% due 11/21/2013	45,000,000	44,999,500
0.04% due 11/29/2013	300,000,000	299,991,251
Total Short-Term Investment Securities (cost $704,989,963)		704,989,671
REPURCHASE AGREEMENT—0.0%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $2,101,000)	2,101,000	2,101,000
TOTAL INVESTMENTS (cost $5,913,965,717)(2)	100.9%	7,141,819,616
Liabilities in excess of other assets	(0.9)	(63,769,329)
NET ASSETS	100.0%	$7,078,050,287

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

(3) See Note 6.

ETF—Exchange-Traded Fund

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2013 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/Defense	$882,996,401	$—	$—	$882,996,401
Commercial Services-Finance	459,966,235	—	—	459,966,235
Medical-Drugs	1,009,575,731	—	—	1,009,575,731
Retail-Computer Equipment	359,377,005	—	—	359,377,005
Telephone-Integrated	435,520,592	—	—	435,520,592
Tobacco	698,846,674	—	—	698,846,674
Other Industries*	2,358,556,405	—	—	2,358,556,405
Exchange-Traded Funds	229,889,902	—	—	229,889,902
Short-Term Investment Securities:
U.S. Government Treasuries	—	704,989,671	—	704,989,671
Repurchase Agreement	—	2,101,000	—	2,101,000
Total	$6,434,728,945	$707,090,671	$—	$7,141,819,616

*  Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2013 — (unaudited)

Industry Allocation*
Oil Companies-Exploration & Production	4.9%
Diversified Banking Institutions	4.8
Medical-Drugs	4.8
Investment Management/Advisor Services	4.6
Oil Companies-Integrated	4.5
Multimedia	4.4
Finance-Other Services	4.1
Diversified Manufacturing Operations	3.2
Repurchase Agreement	3.2
Aerospace/Defense	3.2
Engineering/R&D Services	2.8
Cosmetics & Toiletries	2.7
Insurance-Multi-line	2.5
Banks-Super Regional	2.3
Food-Misc./Diversified	2.2
Retail-Drug Store	2.0
Networking Products	1.9
Printing-Commercial	1.7
Medical-HMO	1.7
Medical Products	1.7
Electronic Components-Semiconductors	1.5
Insurance-Reinsurance	1.5
Medical Instruments	1.5
Tobacco	1.4
Telephone-Integrated	1.3
Metal-Copper	1.3
Cable/Satellite TV	1.3
Insurance Brokers	1.3
Electric-Generation	1.2
Chemicals-Diversified	1.2
Electric Products-Misc.	1.2
Enterprise Software/Service	1.1
Television	1.1
Electronics-Military	1.1
Insurance-Life/Health	1.1
Oil-Field Services	1.0
Retail-Regional Department Stores	1.0
Electric-Integrated	1.0
Containers-Metal/Glass	1.0
Auto/Truck Parts & Equipment-Original	1.0
Telecommunication Equipment	0.9
Paper & Related Products	0.9
Diversified Financial Services	0.9
Oil Field Machinery & Equipment	0.9
Physical Therapy/Rehabilitation Centers	0.8
Agricultural Chemicals	0.7
Computers	0.7
Steel-Producers	0.7
Insurance-Property/Casualty	0.6
Retail-Discount	0.6
Tools-Hand Held	0.6
Commercial Services-Finance	0.5
Private Equity	0.5
Retail-Office Supplies	0.5
Identification Systems	0.5
Footwear & Related Apparel	0.5
Internet Security	0.5
Oil & Gas Drilling	0.5
Gold Mining	0.3
Telecom Equipment-Fiber Optics	0.3
Oil Refining & Marketing	0.2
Publishing-Newspapers	0.1%
Transport-Marine	0.1
100.1%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013

Security Description	Shares	Value (Note 3)
COMMON STOCK—96.9%
Aerospace/Defense—3.2%
General Dynamics Corp.	51,890	$4,495,231
Northrop Grumman Corp.	16,459	1,769,507
Raytheon Co.	14,824	1,221,053
		7,485,791
Agricultural Chemicals—0.7%
CF Industries Holdings, Inc.	8,036	1,732,562
Auto/Truck Parts & Equipment- Original—1.0%
Dana Holding Corp.	113,523	2,225,051
Banks-Super Regional—2.3%
Wells Fargo & Co.	123,851	5,287,199
Cable/Satellite TV—1.3%
Comcast Corp., Class A	62,681	2,982,362
Chemicals-Diversified—1.2%
Huntsman Corp.	45,552	1,057,718
LyondellBasell Industries NV, Class A	23,634	1,763,096
		2,820,814
Commercial Services-Finance—0.5%
H&R Block, Inc.	43,741	1,243,994
Computers—0.7%
Hewlett-Packard Co.	71,079	1,732,195
Containers-Metal/Glass—1.0%
Owens-Illinois, Inc.†	70,640	2,245,646
Cosmetics & Toiletries—2.7%
Procter & Gamble Co.	79,007	6,379,815
Diversified Banking Institutions—4.8%
Bank of America Corp.	277,526	3,874,263
Citigroup, Inc.	65,000	3,170,700
JPMorgan Chase & Co.	82,718	4,263,286
		11,308,249
Diversified Financial Services—0.9%
DFC Global Corp.†	170,596	2,064,212
Diversified Manufacturing Operations—3.2%
3M Co.	21,387	2,691,554
A.O. Smith Corp.	20,795	1,074,062
General Electric Co.	147,511	3,855,937
		7,621,553
Electric Products-Misc.—1.2%
Emerson Electric Co.	41,779	2,797,940
Electric-Generation—1.2%
AES Corp.	205,813	2,899,905
Electric-Integrated—1.0%
Ameren Corp.	27,788	1,005,370
Integrys Energy Group, Inc.	23,119	1,356,623
		2,361,993
Security Description	Shares	Value (Note 3)
Electronic Components- Semiconductors—1.5%
Intel Corp.	90,283	$2,205,614
NVIDIA Corp.	87,330	1,325,669
		3,531,283
Electronics-Military—1.1%
L-3 Communications Holdings, Inc.	25,721	2,583,674
Engineering/R&D Services—2.8%
EMCOR Group, Inc.	26,274	973,715
Jacobs Engineering Group, Inc.†	25,656	1,560,398
KBR, Inc.	25,723	888,472
McDermott International, Inc.†	68,441	483,878
URS Corp.	50,277	2,726,019
		6,632,482
Enterprise Software/Service—1.1%
CA, Inc.	84,010	2,668,158
Finance-Other Services—4.1%
CME Group, Inc.	89,333	6,629,402
NASDAQ OMX Group, Inc.	86,765	3,074,084
		9,703,486
Food-Misc./Diversified—2.2%
Mondelez International, Inc., Class A	156,403	5,261,397
Footwear & Related Apparel—0.5%
Iconix Brand Group, Inc.†	32,485	1,172,384
Gold Mining—0.3%
Newmont Mining Corp.	28,398	774,129
Identification Systems—0.5%
Brady Corp., Class A	40,444	1,180,560
Insurance Brokers—1.3%
Marsh & McLennan Cos., Inc.	65,112	2,982,130
Insurance-Life/Health—1.1%
Lincoln National Corp.	55,667	2,527,838
Insurance-Multi-line—2.5%
Allstate Corp.	27,470	1,457,558
Hartford Financial Services Group, Inc.	85,050	2,866,185
XL Group PLC	46,812	1,431,043
		5,754,786
Insurance-Property/Casualty—0.6%
Mercury General Corp.	7,220	336,163
Travelers Cos., Inc.	13,416	1,157,801
		1,493,964
Insurance-Reinsurance—1.5%
PartnerRe, Ltd.	18,085	1,812,298
Platinum Underwriters Holdings, Ltd.	26,327	1,637,276
		3,449,574
Internet Security—0.5%
Symantec Corp.	49,576	1,127,358

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013 — (continued)

Security Description	Shares	Value (Note 3)
Investment Management/Advisor Services—4.6%
Federated Investors, Inc., Class B	33,257	$901,930
Franklin Resources, Inc.	79,969	4,307,130
Janus Capital Group, Inc.	151,369	1,494,012
Legg Mason, Inc.	107,433	4,132,948
		10,836,020
Medical Instruments—1.5%
Medtronic, Inc.	36,901	2,118,118
St Jude Medical, Inc.	22,424	1,286,913
		3,405,031
Medical Products—1.7%
CareFusion Corp.†	43,794	1,697,893
Covidien PLC	11,598	743,548
Zimmer Holdings, Inc.	16,824	1,471,595
		3,913,036
Medical-Drugs—4.8%
Abbott Laboratories	104,611	3,823,532
Bristol-Myers Squibb Co.	90,303	4,742,713
Eli Lilly & Co.	52,195	2,600,355
Mallinckrodt PLC†	1,483	62,301
		11,228,901
Medical-HMO—1.7%
Aetna, Inc.	7,790	488,433
UnitedHealth Group, Inc.	30,600	2,088,756
WellPoint, Inc.	17,034	1,444,483
		4,021,672
Metal-Copper—1.3%
Freeport-McMoRan Copper & Gold, Inc.	56,071	2,061,170
Southern Copper Corp.	35,344	987,865
		3,049,035
Multimedia—4.4%
Thomson Reuters Corp.	41,141	1,545,667
Time Warner, Inc.	48,110	3,307,082
Twenty-First Century Fox, Inc., Class A	77,848	2,653,060
Walt Disney Co.	40,970	2,810,132
		10,315,941
Networking Products—1.9%
Cisco Systems, Inc.	200,290	4,506,525
Oil & Gas Drilling—0.5%
Parker Drilling Co.†	156,016	1,123,315
Oil Companies-Exploration & Production—4.9%
Apache Corp.	17,489	1,553,023
ConocoPhillips	136,756	10,024,215
		11,577,238
Security Description	Shares	Value (Note 3)
Oil Companies-Integrated—4.5%
Chevron Corp.	74,701	$8,961,132
Hess Corp.	18,724	1,520,389
		10,481,521
Oil Field Machinery & Equipment—0.9%
National Oilwell Varco, Inc.	25,208	2,046,385
Oil Refining & Marketing—0.2%
CVR Energy, Inc.	10,715	425,600
Oil-Field Services—1.0%
Halliburton Co.	32,406	1,718,490
RPC, Inc.	39,710	728,281
		2,446,771
Paper & Related Products—0.9%
Schweitzer-Mauduit International, Inc.	34,176	2,114,811
Physical Therapy/Rehabilitation Centers—0.8%
HealthSouth Corp.	53,729	1,886,425
Printing-Commercial—1.7%
Deluxe Corp.	18,694	880,300
R.R. Donnelley & Sons Co.	84,750	1,573,808
Valassis Communications, Inc.	58,744	1,607,236
		4,061,344
Private Equity—0.5%
American Capital, Ltd.†	87,877	1,231,157
Publishing-Newspapers—0.1%
News Corp., Class A†	17,238	303,389
Retail-Discount—0.6%
Wal-Mart Stores, Inc.	17,921	1,375,437
Retail-Drug Store—2.0%
CVS Caremark Corp.	75,057	4,673,049
Retail-Office Supplies—0.5%
Staples, Inc.	74,974	1,208,581
Retail-Regional Department Stores—1.0%
Macy's, Inc.	53,040	2,445,674
Steel-Producers—0.7%
Reliance Steel & Aluminum Co.	22,765	1,668,447
Telecom Equipment-Fiber Optics—0.3%
Corning, Inc.	42,390	724,445
Telecommunication Equipment—0.9%
Harris Corp.	35,472	2,197,845
Telephone-Integrated—1.3%
AT&T, Inc.	85,642	3,100,240
Television—1.1%
CBS Corp., Class B	44,743	2,646,101
Tobacco—1.4%
Altria Group, Inc.	89,582	3,335,138

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2013 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Tools-Hand Held—0.6%
Snap-on, Inc.	13,002	$1,353,118
Transport-Marine—0.1%
Knightsbridge Tankers, Ltd.	15,755	129,821
Total Long-Term Investment Securities (cost $194,905,429)		227,864,497
REPURCHASE AGREEMENT—3.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $7,506,000)	$7,506,000	7,506,000
TOTAL INVESTMENTS (cost $202,411,429)(2)	100.1%	235,370,497
Liabilities in excess of other assets	(0.1)	(224,285)
NET ASSETS	100.0%	$235,146,212

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2013 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$227,864,497	$—	$—	$227,864,497
Repurchase Agreement	—	7,506,000	—	7,506,000
Total	$227,864,497	$7,506,000	$—	$235,370,497

The Portfolio's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2013

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). The Fund currently consists of four separate series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective and strategy. With respect to the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Portfolios are as follows:

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

The Asset Allocation Strategy Portfolios: Focused Multi-Asset Strategy and Focused Balanced Strategy, ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.safunds.com.

The Portfolios are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class W. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a) (19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Mergers

Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Small-Cap Value Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Strategic Value Portfolio, in exchange for shares of the SunAmerica Strategic Value Portfolio. The reorganization was consummated on July, 22, 2013. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B, and Class C shares of the Focused Small-Cap Value Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of SunAmerica Strategic Value Portfolio at an exchange ratio of 0.77 to 1, 0.73 to 1, and 0.74 to 1, respectively. Shares of the SunAmerica Strategic Value Portfolio issued in connection with the acquisition of the Focused Small-Cap Value Portfolio were 4,678,724 with a value of $101,518,891. The assets in the investment portfolio of the Focused Small-Cap Value Portfolio with a value of $101,631,664 and identified cost of $86,360,549 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Focused Small-Cap Value Portfolio				$15,271,115
Class A	4,741,553	$80,648,271	$17.01
Class B	291,835	4,379,714	15.01
Class C	1,093,367	16,490,906	15.08
Acquiring Fund
SunAmerica Strategic Value Portfolio				$25,624,608
Class A	5,569,617	$122,708,049	$22.03
Class B	380,221	7,792,558	20.49
Class C	2,143,178	43,933,061	20.50

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
SunAmerica Strategic Value Portfolio				$40,895,723
Class A	9,230,167	$203,356,320	$22.03
Class B	593,920	12,172,272	20.49
Class C	2,947,653	60,423,967	20.50

Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income (loss)	$2,649,339
Net realized/unrealized gains (losses)	59,181,027
Change in net assets resulting from operations	$61,830,366

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since July, 22, 2013.

Note 3.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuations: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors ("the Board"), etc.).

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Portfolios' net assets as of October 31, 2013 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

As of October 31, 2013, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
Focused Dividend Strategy	1.35%	$2,101,000
SunAmerica Strategic Value	4.83	7,506,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 31, 2013, bearing interest at a rate of 0.00% per annum, with a principal amount of $155,419,000, a repurchase price of $155,419,000 and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	2.50%	03/31/2015	$153,290,000	$158,532,365

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after the ex-dividend date. Distributions received from the Portfolio's

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Portfolios as a reduction to the cost basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio and Focused Dividend Strategy Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that each Portfolio will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Portfolio recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012 or expected to be taken in each Portfolio's 2013 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2010.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

New Accounting Pronouncements: In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" which was subsequently clarified in ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and 2013-01 and its impact on the financial statements.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Dividend Strategy	0.35%*
SunAmerica Strategic Value	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Class A	Class B	Class C
SunAmerica Strategic Value	1.72%	2.37%	2.37%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include

*`Effective November 11, 2013, the investment advisory fee rate for the Focused Dividend Strategy Portfolio was changed to 0.60% on the first $1.5 billion of average daily net assets, 0.50% of the next $1.5 billion and 0.40% thereafter. Additional information regarding this new fee rate is provided in Note 12.

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	0.25%
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.25%

For the year ended October 31, 2013, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Class Specific Expenses Reimbursed
Focused Multi-Asset Strategy Class B	$1,334
Focused Multi-Asset Strategy Class I	1,451
Focused Balanced Strategy Class A	558
Focused Balanced Strategy Class B	10,405
Focused Balanced Strategy Class I	11,271
Focused Dividend Strategy Class W	475
SunAmerica Strategic Value Class B	585

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios within two years after the occurrence of the waivers and/or reimbursements, provided that the Portfolios are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended October 31, 2013, the amounts recouped by SunAmerica were as follows:

Portfolio	Class Specific Expenses Recouped
Focused Multi-Asset Strategy Class B	$1,334
Focused Balanced Strategy Class A	558
Focused Balanced Strategy Class B	4,899
SunAmerica Strategic Value Class B	2,661

At October 31, 2013, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Class Specific Expenses Reimbursed
Portfolio	October 31, 2014	October 31, 2015
Focused Multi-Asset Strategy Class I	$2,823	$1,451
Focused Balanced Strategy Class B	—	5,506
Focused Balanced Strategy Class I	9,984	11,271

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios' Class A Plan, Class B Plan, and Class C Plan, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2013, SACS received fees, as reflected in the Statements of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Focused Dividend Strategy Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the period ended October 31, 2013, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2013, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Multi-Asset Strategy	$245,800	$100,930	$108,545	$922	$77,257	$7,162
Focused Balanced Strategy	152,960	76,730	53,556	372	32,434	2,991
Focused Dividend Strategy	16,915,751	1,478,998	12,977,040	103,746	379,851	322,501
SunAmerica Strategic Value	104,160	39,674	48,935	817	9,618	1,512

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2013, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statements of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2013
Portfolio	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
Focused Dividend Strategy	$6,224,314	$369,256	$2,654,508	$505,465	$689,253	$42,489	$340,070	$177,513
SunAmerica Strategic Value	281,252	18,041	101,192	—	29,108	1,973	11,062	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

At October 31, 2013, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Portfolios:

Portfolio	Holder	Percentage
Focused Multi-Asset Strategy	Pershing LLC	5%
Focused Balanced Strategy	Pershing LLC	6
Focused Dividend Strategy	Pershing LLC	4
SunAmerica Strategic Value	Focused Multi-Asset Strategy Portfolio	7
	Focused Balanced Strategy Portfolio	8
	Pershing LLC	6

The Strategy Portfolios do not invest in the Underlying Funds, which includes a combination of SunAmerica funds (each, an "Underlying SunAmerica Fund," and collectively, the "Underlying SunAmerica Funds"), for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying SunAmerica Funds. At October 31, 2013, each Strategy Portfolio held less than 81% of the outstanding shares of each Underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 98% of the outstanding shares of each Underlying SunAmerica Fund.

Note 5.  Purchases and Sales of Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2013 were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
Purchases (excluding U.S. government securities)	$185,102,106	$122,732,276	$4,540,878,356	$138,120,978
Sales (excluding U.S. government securities)	263,700,732	136,975,139	1,815,592,861	207,990,812
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned shares of the Underlying SunAmerica Funds. In addition, the Focused Dividend Strategy Portfolio owned 5% or more of the outstanding voting securities of certain companies listed in the Portfolio of Investments. For the year ended October 31, 2013, transactions in these securities were as follows:

Focused Multi-Asset Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2012	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2013
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	$755,112	$—	$18,499,077	$4,624,839	$5,799,019	$(675,924)	$2,330,117	$18,979,090
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	437,150	—	18,359,442	2,225,322	7,256,323	230,210	4,365,405	17,924,056
SunAmerica Equity Funds SunAmerica Value Fund, Class A‡	285,339	—	19,425,044	483,086	5,961,256	888,319	(14,835,193)	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2012	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2013
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	$704,295	$—	$19,091,522	$4,902,834	$5,781,817	$223,588	$(698,201)	$17,737,926
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	340,039	222,057	18,160,340	6,646,088	5,781,817	128,031	(1,417,492)	17,735,150
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	517,218	236,321	19,556,573	18,593,862	7,772,349	1,519,128	3,588,883	35,486,097
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A‡	—	2,880,349	40,566,054	2,940,134	11,268,964	1,651,249	(33,888,473)	—
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A#	—	305,995	37,812,938	330,479	8,220,084	209,454	(30,132,787)	—
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A@	337,225	—	37,614,992	361,710	8,125,200	2,691,292	(32,542,794)	—
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	257,491	—	19,868,140	1,319,698	44,275,170	5,222,720	35,537,895	17,673,283
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A	—	—	36,969,318	9,912,141	7,542,677	(2,045,319)	(1,540,307)	35,753,156
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	—	2,040,598	18,572,849	3,833,500	43,742,824	2,686,365	36,171,361	17,521,251
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	—	1,819,267	41,668,941	1,879,052	72,884,233	13,526,356	51,098,195	35,288,311
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	—	—	38,327,459	1,388,885	23,550,576	(807,005)	2,359,434	17,718,197
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	215,659	—	—	18,132,371	1,086,492	16,399	613,773	17,676,051
	$3,849,528	$7,504,587	$384,492,689	$77,574,001	$259,048,801	$25,464,863	$21,009,816	$249,492,568

†  Includes reinvestment of distributions paid.

#  Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Growth Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Growth Fund.

@  Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Value Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Strategic Value Portfolio, a series of the Fund, in exchange for shares of the SunAmerica Strategic Value Portfolio.

‡  Effective October 28, 2013, all of the assets and liabilities of the Focused Large-Cap Growth Portfolio, a series of the Fund, and SunAmerica Value Fund, a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Large-Cap Fund.

Focused Balanced Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2012	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2013
SunAmerica Equity Funds SunAmerica International Dividend Strategy Fund, Class A	$275,099	$—	$—	$12,405,727	$1,668,992	$(27,409)	$263,039	$10,972,365
SunAmerica Equity Funds SunAmerica Japan Fund, Class A	—	—	—	3,770,826	240,946	3,144	204,169	3,737,193

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2012	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2013
SunAmerica Equity Funds SunAmerica Value Fund, Class A‡	$222,411	$—	$14,046,150	$3,899,814	$6,489,659	$953,378	$(12,409,683)	$—
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	342,662	88,199	28,943,119	2,251,507	21,075,245	(825,572)	(43,544)	9,250,265
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	565,925	—	6,857,018	14,547,536	2,445,971	74,336	(539,797)	18,493,122
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	324,311	103,775	8,404,582	15,922,991	4,631,598	312	(1,202,265)	18,494,022
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	518,602	238,383	19,086,438	1,319,806	7,012,627	3,298,898	1,827,392	18,519,907
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A‡	—	1,337,198	14,252,827	5,034,976	4,010,387	1,137,980	(16,415,396)	—
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A#	—	76,456	7,913,250	1,672,525	1,961,633	(53,146)	(7,570,996)	—
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A@	27,881	—	3,406,936	6,239,055	1,756,549	(132,310)	(7,757,132)	—
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A	168,734	—	12,353,991	6,053,702	12,098,905	2,561,497	9,591,019	18,461,304
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A	—	—	9,572,176	521,393	6,808,685	(1,309,124)	810,425	2,786,185
SunAmerica Specialty Series SunAmerica Focused Alpha Growth Fund, Class A	—	1,506,697	13,344,780	7,054,985	12,966,102	1,667,734	9,237,500	18,338,897
SunAmerica Specialty Series SunAmerica Focused Alpha Large-Cap Fund, Class A	—	712,477	16,302,892	1,231,397	35,522,798	8,556,883	27,816,781	18,385,155
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A	—	—	22,647,991	745,337	17,749,314	(136,071)	958,111	6,466,054
SunAmerica Specialty Series SunAmerica Income Explorer Fund, Class A	12,191	—	—	3,713,770	2,814	(14)	(28,375)	3,682,567
	$2,457,816	$4,063,185	$177,132,150	$86,385,347	$136,442,225	$15,770,516	$4,741,248	$147,587,036

†  Includes reinvestment of distributions paid.

#  Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Growth Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Growth Fund.

@  Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Value Portfolio, a series of the Fund, were transferred in a tax-free exchange to the SunAmerica Strategic Value Portfolio, a series of the Fund, in exchange for shares of the SunAmerica Strategic Value Portfolio.

‡  Effective October 28, 2013, all of the assets and liabilities of the Focused Large-Cap Growth Portfolio, a series of the Fund, and SunAmerica Value Fund, a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Large-Cap Fund.

Focused Dividend Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2012	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2013
GameStop Corp., Class A	$5,535,109	$—	$—	$185,270,791	$—	$—	$174,106,214	$359,377,005

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Note 7.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, and retirement pension expense.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2013
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$1,140,876	$(249,150,789)	$11,324,430	$2,741,325	$—
Focused Balanced Strategy	545,748	(60,528,650)	12,367,468	1,706,737	—
Focused Dividend Strategy	155,340,518	96,766,140	1,225,138,809	118,055,478	27,517,078
SunAmerica Strategic Value	1,057,194	1,012,086	31,923,614	1,847,294	—

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2012
	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$7,685,990	$—
Focused Balanced Strategy	3,711,057	—
Focused Dividend Strategy	46,654,399	—
SunAmerica Strategic Value	202,834	—

For the period ended October 31, 2013, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of distributions from underlying securities, wash sales acquired through mergers, capital loss carryforwards aquired as the result of mergers and treatment of foreign currency, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Multi-Asset Strategy	$1,201,291	$(1,201,291)	$—
Focused Balanced Strategy	550,379	(550,379)	—
Focused Dividend Strategy	—	—	—
SunAmerica Strategic Value	(117,556)	(52,066,941)	52,184,497

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

As of October 31, 2013, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward †					Unlimited †
	2014	2015	2016	2017	2018	ST	LT
Focused Multi-Asset Strategy*	$—	$63,683,221	$76,595,915	$85,959,472	$22,912,181	$—	$—
Focused Balanced Strategy*	—	2,730,724	24,605,570	32,787,679	404,677	—	—
Focused Dividend Strategy	—	—	—	—	—	—	—
SunAmerica Strategic Value*	4,227,115	19,995,198	39,363,567	90,094,942	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2013, based on current tax law, the Focused Multi-Asset Strategy, Focused Balanced Strategy and SunAmerica Strategic Value have $120,146,109, $1,363,834 and $26,649,198, respectively, of capital losses that will not be available for use.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2013.

Portfolio	Capital Loss Carryforward Utilized
Focused Multi-Asset Strategy	$31,875,002
Focused Balanced Strategy	18,444,015
Focused Dividend Strategy	—
SunAmerica Strategic Value	30,711,318

As of October 31, 2013, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
Cost (tax basis) .	$344,441,805	$171,830,912	$5,916,680,807	$203,446,883
Appreciation .	25,616,783	16,032,071	1,240,101,799	36,336,715
Depreciation .	(14,292,353)	(3,664,603)	(14,962,990)	(4,413,101)
Net unrealized appreciation (depreciation) .	$11,324,430	$12,367,468	$1,225,138,809	$31,923,614

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Note 8.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	1,336,632	$18,631,823	2,439,053	$32,225,793	192,154	$2,665,555	290,113	$3,821,280
Reinvested dividends	139,553	1,836,522	285,854	3,667,507	11,133	146,182	75,362	963,134
Shares redeemed(1)(2)	(3,338,194)	(46,345,377)	(4,565,026)	(60,374,465)	(1,576,163)	(21,762,998)	(2,873,202)	(37,743,895)
Net increase (decrease)	(1,862,009)	$(25,877,032)	(1,840,119)	$(24,481,165)	(1,372,876)	$(18,951,261)	(2,507,727)	$(32,959,481)
	Class C				Class I
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	344,385	$4,784,595	431,564	$5,682,419	2,141	$29,972	2,833	$37,492
Reinvested dividends	38,641	507,352	168,875	2,159,918	337	4,437	649	8,329
Shares redeemed	(3,288,270)	(45,424,793)	(3,869,984)	(51,018,668)	(3,109)	(44,834)	(12,055)	(162,415)
Net increase (decrease)	(2,905,244)	$(40,132,846)	(3,269,545)	$(43,176,331)	(631)	$(10,425)	(8,573)	$(116,594)
	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	921,783	$12,714,380	1,129,108	$14,484,962	269,061	$3,683,087	207,418	$2,649,685
Reinvested dividends	74,932	1,007,805	145,299	1,768,742	9,883	130,097	33,473	401,006
Shares redeemed(3)(4)	(1,522,666)	(20,791,303)	(1,716,757)	(22,005,623)	(561,116)	(7,610,342)	(1,058,460)	(13,463,795)
Net increase (decrease)	(525,951)	$(7,069,118)	(442,350)	$(5,751,919)	(282,172)	$(3,797,158)	(817,569)	$(10,413,104)
	Class C				Class I
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	561,505	$7,821,636	352,779	$4,504,199	3,098	$42,993	2,719	$34,796
Reinvested dividends	27,828	368,174	77,697	934,080	686	9,230	1,296	15,797
Shares redeemed	(1,117,333)	(15,232,056)	(1,323,966)	(16,900,868)	(7,552)	(102,226)	(8,161)	(104,205)
Net increase (decrease)	(528,000)	$(7,042,246)	(893,490)	$(11,462,589)	(3,768)	$(50,003)	(4,146)	$(53,612)

(1)  For the year ended October 31, 2013, includes automatic conversion of 486,858 shares of Class B shares in the amount of $6,726,319 to 484,282 shares of Class A shares in the amount of $6,726,319.

(2)  For the year ended October 31, 2012, includes automatic conversion of 1,408,974 shares of Class B shares in the amount of $18,483,109 to 1,399,923 shares of Class A shares in the amount of $18,483,109.

(3)  For the year ended October 31, 2013, includes automatic conversion of 185,991 shares of Class B shares in the amount of $2,518,212 to 184,648 shares of Class A shares in the amount of $2,518,212.

(4)  For the year ended October 31, 2012, includes automatic conversion of 541,095 shares of Class B shares in the amount of $6,880,521 to 537,539 shares of Class A shares in the amount of $6,880,521.

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	175,956,662	$2,728,260,191	108,931,958	$1,394,350,865	6,046,261	$92,275,479	5,086,976	$64,615,945
Reinvested dividends	5,415,061	77,992,884	2,117,504	26,883,935	244,016	3,464,769	90,931	1,145,908
Shares redeemed(1)(2)	(103,569,465)	(1,625,368,314)	(28,583,732)	(364,604,640)	(1,371,719)	(20,893,490)	(1,056,319)	(13,471,132)
Net increase (decrease)	77,802,258	$1,180,884,761	82,465,730	$1,056,630,160	4,918,558	$74,846,758	4,121,588	$52,290,721

	Class C				Class W
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the period May 15, 2013@ through October 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,618,244	$981,703,275	36,819,521	$468,826,175	62,525,436	$1,029,418,300
Reinvested dividends	1,598,081	22,867,603	497,081	6,301,224	293,866	4,792,333
Shares redeemed	(8,957,613)	(137,542,677)	(4,483,286)	(57,201,522)	(4,217,134)	(70,084,645)
Net increase (decrease)	56,258,712	$867,028,201	32,833,316	$417,925,877	58,602,168	$964,125,988

	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2013		For the year ended October 31, 2012		For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	688,772	$14,842,615	1,906,791	$31,486,462	63,183	$1,195,852	27,204	$428,710
Shares issued in merger†	3,660,550	80,648,271	—	—	213,699	4,379,714	—	—
Reinvested dividends	80,856	1,439,231	12,037	183,810	1,383	23,029	—	—
Shares redeemed(3)(4)	(3,651,552)	(77,172,561)	(1,459,796)	(24,784,152)	(217,913)	(4,159,064)	(314,102)	(4,919,247)
Net increase (decrease)	778,626	$19,757,556	459,032	$6,886,120	60,352	$1,439,531	(286,898)	$(4,490,537)

	Class C
	For the year ended October 31, 2013		For the year ended October 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	60,879	$1,165,500	46,671	$730,315
Shares issued in merger†	804,475	16,490,906	—	—
Reinvested dividends	15,424	256,499	—	—
Shares redeemed	(434,518)	(8,084,183)	(663,043)	(10,421,784)
Net increase (decrease)	446,260	$9,828,722	(616,372)	$(9,691,469)

(1)  For the year ended October 31, 2013, includes automatic conversion of 112,327 shares of Class B shares in the amount of $1,652,541 to 111,762 shares of Class A shares in the amount of $1,652,541.

(2)  For the year ended October 31, 2012, includes automatic conversion of 219,611 shares of Class B shares in the amount of $2,761,302 to 218,670 shares of Class A shares in the amount of $2,761,302.

(3)  For the year ended October 31, 2013, includes automatic conversion of 75,273 shares of Class B shares in the amount of $1,422,273 to 70,106 shares of Class A shares in the amount of $1,422,273.

(4)  For the year ended October 31, 2012, includes automatic conversion of 155,150 shares of Class B shares in the amount of $2,429,982 to 147,288 shares of Class A shares in the amount of $2,429,982.

@  Commencement of operations

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

Note 9.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statements of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2013
Focused Multi-Asset Strategy	$3,359	$275	$2,372
Focused Balanced Strategy	1,405	122	989
Focused Dividend Strategy	3,238	1,537	1,376
SunAmerica Strategic Value	3,369	119	1,781

Note 10.  Line of Credit

The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statements of Operations. Borrowings under the line

NOTES TO FINANCIAL STATEMENTS — October 31, 2013 — (continued)

of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. For the year ended October 31, 2013, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Dividend Strategy	10	$16,367	$43,097,233	1.37%
SunAmerica Strategic Value	31	6,846	5,797,145	1.40

At October 31, 2013, there were no borrowings outstanding.

Note 11.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2013, none of the Portfolios participated in this program.

Note 12.  Subsequent Events

At a special meeting held on November 8, 2013, the shareholders of the Focused Dividend Strategy Portfolio voted to amend the Investment Advisory and Management Agreement between the Fund, on behalf of the Portfolio, and SunAmerica (the "Amended Advisory Agreement") to increase the advisory fee rate payable by the Portfolio to SunAmerica. Under the Amended Advisory Agreement, advisory fees are payable to SunAmerica with respect to the Portfolio at an annual rate equal to 0.60% on the first $1.5 billion of the Portfolio's average daily net assets; 0.50% of the next $1.5 billion of average daily net assets; and 0.40% thereafter. The new advisory fee rate was effective as of November 11, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the four portfolios constituting SunAmerica Series, Inc. (the "Fund") at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Houston, Texas
December 27, 2013

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Fund"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund or its separate series (each a "Portfolio" and collectively, the "Portfolios"), SunAmerica Asset Management Corp. ("SunAmerica") or the subadvisers to the respective Portfolios (the "Disinterested Directors") approved the continuation of the Investment Advisory and Management Agreement between the Fund, on behalf of the Portfolios, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2014 at an in-person meeting held on June 4-5, 2013 (the "Meeting"). The Trust currently consists of seven separate Portfolios, including the Focused Balanced Strategy Portfolio, Focused Dividend Strategy Portfolio, Focused Large-Cap Growth Portfolio(1), Focused Multi-Asset Strategy Portfolio, Focused Small-Cap Growth Portfolio(2), Focused Small-Cap Value Portfolio(3), and SunAmerica Strategic Value Portfolio.

At the Meeting, the Board, including a majority of the Disinterested Directors, also approved an amendment to the Advisory Agreement with respect to the Focused Dividend Strategy Portfolio (the "Dividend Strategy Portfolio") to increase the advisory fee rate payable by the Dividend Strategy Portfolio to SunAmerica, subject to shareholder approval (the "Amended Advisory Agreement").(4) Pursuant to the Advisory Agreement, SunAmerica is paid a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Dividend Strategy Portfolio's average daily net assets (the "Current Fee"). Pursuant to the Amended Advisory Agreement, the proposed fee payable by the Dividend Strategy Portfolio to SunAmerica would be: 0.60% on the first $1.5 billion of average daily net assets, 0.50% on the next $1.5 billion of average daily net assets and 0.40% thereafter (the "Proposed Fee").

SunAmerica requested the change in fee rate with respect to the Dividend Strategy Portfolio and recommended the Amended Advisory Agreement to the Board because, among other things: (1) it believes that the Current Fee, which was established at the initial launch of the Portfolio in 1998(5), is not commensurate with the nature and level of services that SunAmerica currently provides, and has provided to the Portfolio since 2005, when the investment techniques used with respect to the Portfolio were broadened to include a more complex rules-based selection process requiring additional expertise in managing the Portfolio; (2) the Current Fee is below market and substantially lower than the fees charged to the Portfolio's peers; (3) the Portfolio's performance has been very strong and the Portfolio has consistently outperformed its peers; and (4) SunAmerica does not believe that it can achieve a reasonable level of profitability from the Portfolio at the Current Fee rate. In addition, SunAmerica proposed breakpoints in the fee rate to provide a means to share potential economies of scale with the Portfolio's shareholders.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and the Amended Advisory Agreement. These materials included, among other things, (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Portfolios and the investment performance of the Portfolios

(1)  Effective October 28, 2013, all of the assets and liabilities of the Focused Large-Cap Growth Portfolio and SunAmerica Value Fund, a series of SunAmerica Equity Funds, were transferred in a tax-free exchange to the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Alpha Large-Cap Fund.

(2) Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Growth Portfolio were transferred in a tax-free exchange to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, in exchange for shares of the SunAmerica Focused Alpha Growth Fund.

(3) Effective July 22, 2013, all of the assets and liabilities of the Focused Small-Cap Value Portfolio were transferred in a tax-free exchange to the SunAmerica Strategic Value Portfolio, a series of the Fund, in exchange for shares of the SunAmerica Strategic Value Portfolio.

(4)  The Amended Agreement was approved by shareholders at an adjourned special meeting of shareholders held on November 8, 2013.

(5)  The Dividend Strategy Portfolio originally commenced operations in 1998 as the Focused Dividend Strategy Portfolio, a series of SunAmerica Equity Funds (the "Predecessor Fund"), which was reorganized into the Dividend Strategy Portfolio on February 20, 2004. The Dividend Strategy Portfolio, as successor the Predecessor Fund, carried forward the performance and accounting history of the Predecessor Fund.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

as compared with a peer group of funds, along with fee and performance data with respect to the Portfolios and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Portfolios; (f) information about SunAmerica's risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement and the Amended Advisory Agreement, the Board, including the Disinterested Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Disinterested Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Portfolios pursuant to the Advisory Agreement and the Amended Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica intended to implement with respect to its investment department, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Portfolios and the industry in general.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2013, SunAmerica managed, advised and/or administered approximately $54.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Portfolios. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Portfolios.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

When considering the reasonableness of the proposed fee increase under the Amended Advisory Agreement, the Board considered SunAmerica's recommendation in light of the changes in the nature and level of services being rendered by SunAmerica. In particular, the Board considered that the Current Fee, which was established at the initial launch of the Portfolio in 1998, is not commensurate with the nature and level of services that SunAmerica currently provides to the Portfolio, and has provided since 2005 when the Portfolio's investment techniques were changed. The Board observed, among other things, that the level of expertise required to manage the Portfolio since 2005 has increased as the management process has become more complex. The Board also noted that the quality of services provided by SunAmerica to the Portfolio has remained high, and that the Amended Advisory Agreement will allow SunAmerica to continue to provide these high quality services.

The Board concluded that the nature and extent of services provided under the Advisory Agreement and Amended Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2013. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board further noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board then noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio's performance, and also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management, as well as certain actions that had been implemented and certain potential options that were under consideration by management, with respect to certain of the underlying funds in which the Portfolio invests, in an effort to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was significantly above the median of its Peer Group and Peer Universe for the one-, three- and five-year periods and further noted that the Portfolio was in the first quintile of its Peer group and Peer Universe for these periods. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management with respect to the Portfolio in order to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods. The Board further considered the improvement in the Portfolio's more recent performance during the first three months of 2013. The Board noted management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio's performance, and also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management, as well as certain actions that had been implemented and certain potential options that were under consideration by management, with respect to certain of the underlying funds in which the Portfolio invests in an effort to address these performance concerns. The Board concluded that the Portfolio's performance was being addressed.

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three, and five-year periods. The Board also considered that the Portfolio had underperformed its Lipper Index for the one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, subject to shareholder approval.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods. The Board noted management's discussion of the Portfolio's performance and further noted that it had approved a proposal to merge the Portfolio into the Strategic Value Portfolio, another series of the Fund, subject to shareholder approval.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group and Peer Universe for the one-year period and below the median of its Peer Group and Peer Universe for the three- and five-year periods. The Board further considered that the Portfolio outperformed its Lipper Index for the one-year period and underperformed its Lipper Index for the three- and five-year periods. The Board noted management's discussion regarding the Portfolio's performance, including the fact that SunAmerica had assumed day-to-day management of the Portfolio in February 2011 and that, in connection with this change, the Portfolio's principal investment strategies and techniques were amended. The Board further noted the competitive performance of the Portfolio since the implementation of these changes, as evidenced by performance that was above the median relative to the Peer Group and Peer Universe and performance that was higher than the Lipper Index, each for the one-year period. The Board concluded that the Portfolio's performance was satisfactory.

While the Board noted its concern with respect to the performance of certain of the Portfolios, it considered the proposed mergers involving certain Portfolios, and also considered that management had provided the Board with information regarding certain strategic options that were under consideration by management, as well certain other potential options that were under consideration, with respect to certain other Portfolios in order to address these performance concerns. Accordingly, the Board considered that appropriate resources were being dedicated to address these performance concerns.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser and its Affiliates from the Relationship with the Portfolios. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the Proposed Fee to be paid under the Amended Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Portfolios.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, including the Proposed Fee, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio and SunAmerica Strategic Value Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Balanced Strategy Portfolio and the Focused Multi-Asset Strategy Portfolio (collectively, the "Focused Strategy Portfolios"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolios and compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Portfolios. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Dividend Strategy Portfolio. The Board considered that the Dividend Strategy Portfolio's actual management fees were substantially below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and Peer Universe.

The Board also considered the Dividend Strategy Portfolio's pro forma fees and expenses for the fiscal year ended October 31, 2012, assuming the Proposed Fee had been in effect during this period. The Board noted that the Proposed Fee would have continued to be below the median of the Peer Group and Peer Universe and that the total expense ratio would have been above the median of the Peer Group and Peer Universe. The Board took into account management's discussion of the Portfolio's expenses. The Board further considered that, as of May 22, 2013, the Portfolio's assets were approximately $4.5 billion, and noted that the management fee rate for any incremental assets

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

would be payable at the 0.40% breakpoint level, allowing shareholders to receive the benefit of both breakpoints. The Board also noted that the Current Fee does not contain breakpoints. The Board further considered that, had the assets remained constant during the year at approximately $4.5 billion, the annual management fee rate would have been approximately 0.50%, which was even further below the median of the Peer Group and Peer Universe than the October 31, 2012 pro forma fee rate, with the total expense ratio at slightly above the median of the Peer Group and slightly below the median of the Peer Universe.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Dividend Strategy Portfolio. In particular, the Board observed that SunAmerica currently serves as subadviser to a portion of an affiliated annuity fund that it manages in a similar manner to the Portfolio and noted that the subadvisory fee was the same as the Current Fee but with breakpoints at lower levels. While the subadvisory fee for the annuity fund was comparable to the Current Fee, the Board noted that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager under the Advisory Agreement. The Board also observed that the subadvisory fee was paid to SunAmerica by the annuity fund's investment adviser, an affiliate of SunAmerica, and that the advisory fee paid by the annuity fund to the adviser was substantially higher than the amount of the Proposed Fee. In addition, while not deemed to have a comparable investment strategy to the Portfolio, the Board further considered that SunAmerica acts as adviser to another affiliated annuity fund that employs a stock selection strategy that is substantially similar to the investment strategy that the Portfolio employed when it was first launched in 1998 and that this advisory fee is higher than the Current Fee. In connection with its consideration of the two annuity funds, the Board recognized that annuity funds are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with a peer group consisting of funds underlying variable insurance products.

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were at the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Portfolio's expenses and further noted that the Portfolio's advisory fee was reduced to 0.75% in February 2011.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and the anticipated effect of the Amended Advisory Agreement on profitability, and further considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. With respect to the Amended Advisory Agreement, the Board considered SunAmerica's proposal in light of SunAmerica's belief that it cannot achieve a reasonable level of profitability from the Dividend Strategy Portfolio at the Current Fee rate, which the Board noted is substantially below market. In particular, the Board observed that the Dividend Strategy Portfolio has grown significantly over time, including as a result of the Portfolio's performance results and the commitment and efforts of SunAmerica in dedicating time and resources to the Portfolio. The Board also noted that the Dividend Strategy Portfolio currently represents a large percentage of SunAmerica's retail fund assets under management.

Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and the Amended Advisory Agreement and to continue to provide the Portfolios with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Portfolios under the Advisory Agreement and the Proposed Fee payable by the Dividend Strategy Portfolio under the Amended Advisory Agreement were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that, with respect to the Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio and SunAmerica Strategic Value Portfolio, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board further noted that, unlike the Current Fee, the Proposed Fee includes breakpoints that adjust the fee downward as the size of the Dividend Strategy Portfolio increases, thereby allowing shareholders to participate in any economies of scale. The Board further observed that, at the Dividend Strategy Portfolio's current asset level, the Portfolio and its shareholders would benefit from both of the breakpoints, resulting in a decrease in the initial fee rate. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Other Factors. In consideration of the Advisory Agreement and the Amended Advisory Agreement, the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates. The Board also noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives (or potentially would derive) from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2014 and approved the Amended Advisory Agreement, subject to shareholder approval. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and the Amended Advisory Agreement were fair and reasonable and in the best interests of the respective Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and the Amended Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Disinterested Director may have attributed different weights to different factors. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Series, Inc.

RESULTS OF SPECIAL SHAREHOLDER MEETINGS — October 31, 2013 — (unaudited)

On June 20, 2013, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Small-Cap Growth Portfolio, a series of the Registrant (the "Acquired Fund"), would transfer all of its assets to the SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series (the "Acquiring Fund"), in exchange solely for the assumption of the Acquired Fund's liabilities by the Acquiring Fund and Class A, Class C and Class W shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
4,173,223	223,681	244,163

On June 20, 2013, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Small-Cap Value Portfolio, a series of the Registrant (the "Acquired Fund"), would transfer all of its assets to the SunAmerica Strategic Value Portfolio, a series of the Registrant (the "Acquiring Fund"), in exchange solely for the assumption of the Acquired Fund's liabilities by the Acquiring Fund and Class A, Class B and Class C shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders or its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
3,290,319	0	199,121

On October 21, 2013, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Large-Cap Growth Portfolio, a series of the Registrant (the "Acquired Fund"), would transfer all of its assets to the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series (the "Acquiring Fund"), in exchange solely for the assumption of the Acquired Fund's liabilities by the Acquiring Fund and Class A and Class C shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
4,821,705	1,601,688	441,526

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2013 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 68	Director	2001-present	Retired.	75	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 75	Director	2001-present	Retired.	75	Director, Boston Options Exchange (2001 to 2010).
Richard W. Grant Age: 68	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	26	None
Stephen J. Gutman Age: 70	Director	1986-present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	26	None
William J. Shea Age: 65	Director	2004-present	Executive Chairman, Lucid, Inc. (medical devices) (2007 to present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	26	Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present).
Interested Director
Peter A. Harbeck(3) Age: 59	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	75	None

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2013 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 45	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Donna M. Handel Age: 47	Treasurer	2002-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A
Gregory N. Bressler Age: 47	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 47	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Timothy Pettee Age: 55	Vice President	2008-Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A
Katherine Stoner Age: 57	Chief Compliance Officer	2011-present

Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company ("VALIC") and Western National Life Insurance Company ("WNL") (2006-present); Deputy General Counsel and Secretary, VALIC and WNL (2007-present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-present).

				N/A	N/A

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2013 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Kathleen D. Fuentes Age: 44	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present)	N/A	N/A
Nori L. Gabert Age: 60	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A
Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2002-present	Vice President, SunAmerica (2001 to present).	N/A	N/A
Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006-present	CCO, SunAmerica (2006 to present).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (4 portfolios), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (4 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each

Portfolio's income and distributions for the taxable year ended October 31, 2013. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2014.

Portfolio	Net Long-Term Capital Gains
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Dividend Strategy	27,517,078
SunAmerica Strategic Value	—

For the year ended October 31, 2013, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Multi-Asset Strategy	48.30%
Focused Balanced Strategy	47.88
Focused Dividend Strategy	64.31
SunAmerica Strategic Value	100.00

The Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2013, were $210,433 and $61,449 respectively. The gross foreign source income for the information reporting is $1,363,895 and $326,486 respectively.

For the year ended October 31, 2013, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Multi-Asset Strategy	$2,741,325
Focused Balanced Strategy	1,706,737
Focused Dividend Strategy	118,055,478
SunAmerica Strategic Value	1,847,294

SunAmerica Series, Inc.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class A shares returned 18.37% (before maximum sales charge) for the 12 months ended October 31, 2013. The Portfolio underperformed its broad-based benchmark, the Russell 3000 Index*, which returned 28.99% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica funds and exchange-traded funds (ETFs). Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in the underlying SunAmerica funds. Approximately seventy percent is allocated to domestic and foreign equities; ten percent to fixed income; ten percent to alternative strategies; and ten percent to global strategies. As of October 31, 2013, the Portfolio's domestic equity allocation was balanced between large-cap and small-cap market capitalizations, as well as growth and value styles. As of July 2013, the allocation to small-cap equity markets was through ETFs; as of October 2013, the allocation to large-cap growth equity markets was also through an ETF. Fixed income assets were balanced between credit and U.S. government exposures. International exposure was split approximately evenly between an international fund focused on dividend yield and a fund that is focused on investments in Japan. The global strategies allocation was diversified to include the SunAmerica Income Explorer Fund in addition to the SunAmerica Global Trends Fund.

During the annual period, the primary source of underperformance relative to the benchmark was due to asset allocation, as the approximate 10% weight in each of the ten asset classes' representative indices underperformed the Portfolio's Russell 3000 Index. Individually, the representative indices for eight of the ten asset classes underperformed the Russell 3000 Index during the annual period. In particular, the Barclays U.S. Aggregate Bond Index† returned -1.08%. Moreover, the Alternative Strategies Blended Benchmark utilized by the underlying alternatives fund – an equal mix of commodity, hedge fund and managed futures indices – returned 0.98% during the annual period, and the Global Trends Blended Benchmark associated with one of the underlying global strategies funds, which is an equal mix of the broad global equity and global bond markets, returned 12.09% during the same period.†

Overall, manager selection was a source of outperformance. The Portfolio's allocations to the Focused Dividend Strategy Portfolio, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Strategic Value Portfolio and SunAmerica Japan Fund each outperformed versus both the Russell 3000 Index and its respective benchmark. These positive contributors, along with strong performance by the small-cap equity ETFs in which the Portfolio invested, more than offset the underperformance of the Portfolio's leading detractors – the SunAmerica International Dividend Strategy Fund, SunAmerica U.S. Government Securities Fund, SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund and SunAmerica Strategic Bond Fund, which each lagged both the Russell 3000 Index, and, except for the SunAmerica Strategic Bond Fund, their respective benchmarks as well. A position in a large-cap growth equity ETF, which lagged the Russell 3000 Index, was also a detractor.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HFRX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

ACWI (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

  Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class A shares would be valued at $14,812. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $21,439.

	Class A		Class B		Class C††		Class I
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	11.55%	18.37%	13.49%	17.49%	16.59%	17.59%	18.24%	18.24%
5 year return	8.11%	56.73%	8.38%	51.53%	8.71%	51.79%	N/A	N/A
10 year return	4.01%	57.16%	4.08%	49.13%	3.95%	47.37%	N/A	N/A
Since Inception*	5.45%	89.88%	5.50%	80.07%	5.33%	76.94%	7.19%	16.61%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2013, the Focused Multi-Asset Strategy Portfolio Class A returned 11.55% compared to 28.99% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class A shares returned 16.86% (before maximum sales charge) for the 12 months ended October 31, 2013. The Portfolio underperformed its benchmark, the Russell 3000 Index*, which returned 28.99% for the same period.

The Portfolio allocates its assets among a combination of underlying SunAmerica funds and exchange-traded funds (ETFs). Accordingly, the key indicators of performance are asset allocation, style allocation and manager selection, rather than individual security or sector selection.

During the annual period, the Portfolio increased allocation to equities, including an exposure to Japanese stocks through the SunAmerica Japan Fund. Allocation to fixed income, alternative strategies and global strategies were decreased. The equity allocation was to funds which invest primarily in the United States. As of July 2013, the allocation to U.S. small-cap equity markets was through ETFs and as of October 2013, the allocation to U.S. large-cap growth equity markets was also through an ETF. The global strategies allocation was diversified to include the SunAmerica Income Explorer Fund in addition to the SunAmerica Global Trends Fund. The Portfolio's fixed income allocation was overweight to higher quality U.S. government and mortgage portfolios versus a smaller allocation to credit. The Portfolio's modest 1.5% exposure to alternative strategies was through the SunAmerica Alternative Strategies Fund.

The primary driver of underperformance during the annual period relative to the benchmark was due to asset allocation, as the representative indices for the fixed income, global strategies and alternative strategies asset classes each underperformed the Russell 3000 benchmark. In particular, the Barclays U.S. Aggregate Bond Index† returned -1.08%. Moreover, the Alternative Strategies Blended Benchmark utilized by the underlying alternatives fund – an equal mix of commodity, hedge fund and managed futures indices – returned 0.98% during the same annual period, and the Global Trends Blended Benchmark associated with one of the underlying global strategies funds, which is an equal mix of the broad global equity and global bond markets, returned 12.09% during the same period.†

Overall, manager selection was mixed. The Portfolio's allocations to the Focused Dividend Strategy Portfolio, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Focused Alpha Growth Fund and SunAmerica Strategic Value Portfolio each outperformed versus both the Russell 3000 Index and its respective benchmark. However, these positive contributors were offset by the underperformance of the Portfolio's leading detractors – the SunAmerica U.S. Government Securities Fund, SunAmerica Alternative Strategies Fund and SunAmerica GNMA Fund, which each lagged both the Russell 3000 Index and their respective benchmarks. A position in a large-cap growth equity ETF, which lagged the Russell 3000 Index, was a detractor as well.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

†  The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Alternative Strategies Blended Benchmark is composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HFRX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The Hedge Fund Research (HFRX) Equal Weighted Strategies Index is calculated by equally weighting eight hedge strategies with fixed weights for each strategy. The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The Global Trends Blended Benchmark is composed of 50% MSCI ASCI (Net) and 50% Citigroup World Government Bond Index (hedged). The MSCI ASCI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Citigroup World Government Bond Index (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries.

Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Balanced Strategy Portfolio Class A shares would be valued at $14,858. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $21,439.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	10.13%	16.86%	12.16%	16.16%	15.10%	16.10%	16.89%	16.89%
5 year return	8.41%	58.81%	8.67%	53.51%	8.99%	53.80%	9.69%	58.83%
10 year return	4.04%	57.66%	4.11%	49.54%	4.00%	47.98%	N/A	N/A
Since Inception*	5.39%	88.79%	5.45%	79.12%	5.29%	76.20%	4.19%	48.90%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2013, the Focused Balanced Strategy Portfolio Class A returned 10.13% compared to 28.99% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 38.00% (before maximum sales charge) for the 12 months ended October 31, 2013. The Portfolio outperformed its benchmark, the S&P 500 Index*, which returned 27.18% for the same period.

Effective October 18, 2013, Timothy Pettee, Timothy Campion and Andrew Sheridan assumed portfolio management responsibilities for the Focused Dividend Strategy Portfolio, replacing Brendan Voege. Below, lead portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio is a rules-based, quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected annually from the Dow Jones Industrial Average (DJIA) and broader market. The first 10 stocks selected represent the 10 highest yielding stocks within the DJIA and the next 20 stocks are selected from the Russell 1000 Index† based on selection criteria that generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Immediately after the Portfolio annually selects stocks for the Portfolio as described above, the Portfolio will hold an approximately equal value of the 30 stocks, though due to changes in market value, it is likely that the weighting of the stocks held will fluctuate throughout the course of the year.

For the annual period, the Portfolio benefited from its proprietary model, focusing on high-yielding, undervalued investments despite the U.S. equity market being driven higher, primarily by small-cap growth stocks, during the annual period. While the Portfolio's bias toward high-dividend-paying stocks detracted, stock selection among the highest dividend payers was quite favorable. More specifically, the Portfolio's outperformance of the S&P 500 Index was driven primarily by security selection among the Information Technology, Consumer Discretionary and Industrials sectors. An overweight allocation to the strongly-performing Industrials sector was also beneficial, as was having no exposure to the weaker Utilities sector. Partially offsetting these positive contributors was an overweight allocation to and security selection within the Materials sector, which detracted. Having no exposure to the strongly-performing Financials sector and an overweight allocation to the poorly-performing Telecommunication Services sector also hurt the Portfolio's relative results. Finally, having a 1.1% average cash position in a rising equity market hindered results.

The top-performing individual stocks for the Portfolio during the annual period included electronic game and personal computer entertainment software specialty retailer GameStop, computers and peripherals company Hewlett-Packard, tax services provider H&R Block, commercial printing company R.R. Donnelley & Sons and pharmaceuticals company Bristol-Myers Squibb. The primary individual stock detractors included metals miner Southern Copper, diversified defense company General Dynamics, tobacco company Philip Morris International, diversified technology and financial services company General Electric and software giant Microsoft.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $26,287. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $20,527.

	Class A		Class B		Class C††		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	30.10%	38.00%	33.05%	37.05%	36.00%	37.00%	N/A	N/A
5 year return	20.55%	170.01%	20.99%	161.23%	21.20%	161.53%	N/A	N/A
10 year return	10.15%	178.91%	10.22%	164.66%	10.09%	161.52%	N/A	N/A
Since Inception*	6.75%	189.87%	6.79%	174.83%	6.46%	162.13%	N/A	12.88%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class W 05/15/13.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2013, the Focused Dividend Strategy Portfolio Class A returned 30.10% compared to 27.18% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio Class A shares returned 29.21% (before maximum sales charge) for the 12 months ended October 31, 2013. The Portfolio outperformed its benchmark, the Russell 3000 Value Index*, which returned 28.64%.

Effective October 18, 2013, Timothy Pettee, Timothy Campion and Andrew Sheridan assumed portfolio management responsibilities for the Strategic Value Portfolio, replacing Brendan Voege. Below, lead portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The primary drivers of the Portfolio's strong relative performance were its underweighted exposure to the Energy and Utilities sectors, which each lagged the Russell 3000 Value Index during the annual period, and stock selection within these two sectors. Having overweight allocations to the Information Technology and Consumer Discretionary sectors, which each outpaced the Russell 3000 Value Index during the annual period, also contributed positively. Effective security selection within the Health Care and Financials sectors boosted the Portfolio's relative results as well. Partially offsetting these positive contributors was weaker security selection in the Materials and Information Technology sectors, which detracted. Having a 1% average cash position in a rising equity market also hindered results.

From an individual stock perspective, the Portfolio benefited most during the annual period from investments in multimedia company Time Warner, oil and gas exploration and production company ConocoPhillips, pharmaceuticals company Bristol-Myers Squibb, derivatives exchange operator CME Group and diversified media company Twenty-First Century Fox. Conversely, the leading individual stock detractors were specialty consumer finance company DFC Global, gold miner Newmont Mining, integrated electric utility Exelon, metals miner Southern Copper and pharmaceuticals company Eli Lilly.

At October 31, 2013, the Portfolio had larger positions than the Russell 3000 Value Index in the Consumer Discretionary, Consumer Staples, Materials and Industrials sectors and lesser positions than the benchmark index in the Utilities, Financials, Health Care, Energy, Information Technology and Telecommunication Services sectors.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $18,724. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index would be valued at $21,354.

	Class A		Class B		Class C††
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	21.79%	29.21%	24.09%	28.09%	27.33%	28.33%
5 year return	13.91%	103.48%	14.15%	95.79%	14.50%	96.82%
10 year return	6.47%	98.63%	6.53%	88.24%	6.40%	85.95%
Since Inception*	7.49%	191.72%	7.55%	176.98%	7.25%	166.26%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2013, the SunAmerica Strategic Value Portfolio Class A returned 21.79% compared to 28.64% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at safunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Katherine Stoner, Vice President and Chief Compliance Officer

Gregory N. Bressler, Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

John E. Smith Jr., Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.safunds.com
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

FOANN - 10/13

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2013, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2013
(a) Audit Fees	$155,109	$110,128
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$137,342	$94,104
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2012	2013
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2012 and 2013 were $190,932 and $140,086, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12. Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2014

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 8, 2014